UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM 8-K
______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2016 (May 23, 2016)

FORWARD AIR CORPORATION
(Exact name of registrant as specified in its charter)

Tennessee	000-22490	62-1120025
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

430 Airport Road Greeneville, Tennessee	37745
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (423) 636-7000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2.  FINANCIAL INFORMATION.

Item 2.02.  Results of Operations and Financial Condition.

Attached as Exhibit 99.1 are summary segment statement of operations for each quarter ended from March 31, 2014 through March 31, 2016. These statement of operations reflect the new segment reporting structure implemented during the first quarter of 2016.

Also, attached as Exhibit 99.2 are certain historical operating statistics for each quarter ended from March 31, 2014 through March 31, 2016. These operating statistics reflect the new segment reporting structure implemented during the first quarter of 2016.

This Current Report on Form 8-K provides supplemental information regarding the changes to our reporting segments. The information contained in Exhibit 99.1 and Exhibit 99.2 to this Form 8-K is being furnished for informational purposes and to provide investors with historical quarterly and annual financial information on a basis consistent with the Company’s new segment reporting presentation.

The information included in this Form 8-K does not amend or restate the Company’s audited consolidated financial statements and does not modify or update the disclosures in, or reflect events occurring subsequent to the filing of, the Company’s Form 10-Q for the fiscal quarter ended March 31, 2016.

SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being furnished as part of this Report.

No.	Exhibit
99.1	2014, 2015 and 2016 Summary Segment Statement of Operations

No.	Exhibit
99.2	Forward Air Corporation Historical Operating Statistics

  SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORWARD AIR CORPORATION
Date: May 23, 2016	By:	/s/ Rodney L. Bell
Rodney L. Bell Chief Financial Officer, Senior Vice President and Treasurer

EXHIBIT INDEX

No.	Exhibit
99.1	2014, 2015 and 2016 Summary Segment Statement of Operations

No.	Exhibit
99.2	Forward Air Corporation Historical Operating Statistics